                                                                    EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS

         We hereby consent to the use in the Registration Statement on Form S-1 of Primus Guaranty, Ltd. and the related prospectus of our reports dated April
19, 2004, which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ Ernst & Young LLP
New York, New York
April 23, 2004